UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2017
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Cimpress N.V.
(Exact Name of Registrant as Specified in Its Charter)
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The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hudsonweg 8
Venlo	5928 LW
The Netherlands	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: 31-77-850-7700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12.b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 18, 2017, Cimpress N.V. and Cornelis David Arends, Cimpress' Executive Vice President and President, Upload and Print Businesses, entered into an amendment to Mr. Arends' Employment Agreement dated November 1, 2015 (the "Original Employment Agreement") extending the Original Employment Agreement from a term originally ending on January 10, 2018 to an indefinite term. Under the Original Employment Agreement, Cimpress agreed to pay Mr. Arends a base salary of €125,000 per month, and Mr. Arends is eligible to receive a monthly car and fuel allowance and also participate in the pension scheme made available to members of the management team in his location. The amendment made no changes to the Original Employment Agreement other than the extension of the term.

On December 18, 2017, Cimpress N.V. and Mr. Arends also entered into an amendment to Mr. Arends' Long-Term Assignment Agreement dated December 9, 2015 relating to his relocation and assignment to Cimpress' office in Paris, France (the "Original Assignment Agreement") extending the term of the Original Assignment Agreement from January 10, 2018 to July 31, 2018. Under the Original Assignment Agreement, Mr. Arends' base salary was increased to €1,750,000 per year for the term of the assignment, he receives a mobility premium of €500,000 per year, and Cimpress agreed to pay for Mr. Arends' housing costs up to €15,000 per month. The amendment made no changes to the Original Assignment Agreement other than the extension of the term.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

Exhibit
No.	Description
10.1	Amendment to Original Employment Agreement dated December 18, 2017 between Cimpress N.V. and Cornelis David Arends
10.2	Amendment to Original Assignment Agreement dated December 18, 2017 between Cimpress N.V. and Cornelis David Arends

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2017	CIMPRESS N.V.

	By:	/s/Sean E. Quinn
Sean E. Quinn
Executive Vice President and Chief Financial Officer